Exhibit 99.5

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

                       Ford Motor Company and Subsidiaries
                        CONSOLIDATED STATEMENT OF INCOME
                        --------------------------------
                  For the Periods Ended June 30, 2002 and 2001
                                  (in millions)

                                                                                Second Quarter                     First Half
                                                                           --------------------------    ---------------------------
                                                                             2002            2001           2002            2001
                                                                           ----------     -----------    -----------     -----------
                                                                                  (unaudited)                     (unaudited)
AUTOMOTIVE
Sales                                                                      $35,238        $34,552          $67,559         $69,202

Costs and expenses
Cost of sales                                                               32,320         33,648           62,394          64,463
Selling, administrative and other expenses                                   2,393          2,336            4,729           4,842
                                                                           -------        -------          -------         -------
  Total costs and expenses                                                  34,713         35,984           67,123          69,305

Operating income/(loss)                                                        525         (1,432)             436            (103)

Interest income                                                                172            218              284             473
Interest expense                                                               337            330              699             697
                                                                           -------        -------          -------         -------
  Net interest expense                                                        (165)          (112)            (415)           (224)
Equity in net loss of affiliated companies                                     (19)          (162)             (80)           (340)
                                                                           -------        -------          -------         -------

Income/(loss) before income taxes - Automotive                                 341         (1,706)             (59)           (667)

FINANCIAL SERVICES
Revenues                                                                     7,094          7,762           14,630          15,558

Costs and expenses
Interest expense                                                             1,891          2,484            3,887           5,044
Depreciation                                                                 2,647          2,674            5,313           5,193
Operating and other expenses                                                 1,179          1,342            2,738           2,779
Provision for credit and insurance losses                                      771            572            1,732           1,258
                                                                           -------        -------          -------         -------
  Total costs and expenses                                                   6,488          7,072           13,670          14,274
                                                                           -------        -------          -------         -------

Income before income taxes - Financial Services                                606            690              960           1,284
                                                                           -------        -------          -------         -------

TOTAL COMPANY
Income/(loss) before income taxes                                              947         (1,016)             901             617
Provision/(credit) for income taxes                                            282           (284)             256             287
                                                                           -------        -------          -------         -------
Income/(loss) before minority interests                                        665           (732)             645             330
Minority interests in net income of subsidiaries                                95             20              167              23
                                                                           -------        -------          -------         -------
Income/(loss) before cumulative effect of change in
 Accounting principle                                                          570           (752)             478             307

Cumulative effect of change in accounting
 principle                                                                       -              -           (1,002)              -
                                                                           -------        -------          -------         -------

Net income/(loss)                                                          $   570        $  (752)         $  (524)        $   307
                                                                           =======        =======          =======         =======

Income/(loss) attributable to Common and Class B
  Stock after preferred stock dividends                                    $   567        $  (755)         $  (531)        $   300

Average number of shares of Common and Class B
 Stock outstanding                                                           1,813          1,819            1,810           1,829

AMOUNTS PER SHARE OF COMMON AND CLASS B STOCK
Basic Income
  Income/(loss) before cumulative effect of change
   in accounting principle                                                 $  0.31        $ (0.42)         $  0.26         $  0.16
  Cumulative effect of change in accounting principle                            -              -            (0.55)              -
                                                                           -------        -------          -------         -------
  Net income/(loss)                                                        $  0.31        $ (0.42)         $ (0.29)        $  0.16

Diluted Income
  Income/(loss) before cumulative effect of change
   in accounting principle                                                 $  0.29        $ (0.42)         $  0.26         $  0.16
  Cumulative effect of change in accounting principle                            -              -            (0.55)              -
                                                                           -------        -------          -------         -------
  Net income/(loss)                                                        $  0.29        $ (0.42)         $ (0.29)        $  0.16

Cash dividends                                                             $  0.10        $  0.30          $  0.20         $  0.60

The accompanying notes are part of the financial statements.

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


                       Ford Motor Company and Subsidiaries

                           CONSOLIDATED BALANCE SHEET
                           --------------------------

                                  (in millions)

                                                                                            June 30,        December 31,
                                                                                              2002              2001
                                                                                         ---------------- -----------------
                                                                                          (unaudited)
ASSETS
Automotive
Cash and cash equivalents                                                                  $  8,480         $  4,079
Marketable securities                                                                        14,945           10,949
                                                                                           --------         --------
   Total cash and marketable securities                                                      23,425           15,028

Receivables                                                                                   2,356            2,214
Inventories                                                                                   7,522            6,191
Deferred income taxes                                                                         2,595            2,595
Other current assets                                                                          5,697            6,155
Current receivable from Financial Services                                                    1,939              938
                                                                                           --------         --------
   Total current assets                                                                      43,534           33,121

Equity in net assets of affiliated companies                                                  2,317            2,450
Net property                                                                                 35,162           33,121
Deferred income taxes                                                                         7,541            5,996
Goodwill                                                                                      4,712            5,283
Other intangible assets                                                                       1,110            1,194
Other assets                                                                                  6,421            7,154
                                                                                           --------         --------
   Total Automotive assets                                                                  100,797           88,319

Financial Services
Cash and cash equivalents                                                                     4,623            3,139
Investments in securities                                                                       638              628
Finance receivables, net                                                                    108,557          110,358
Net investment in operating leases                                                           46,930           47,262
Retained interest in sold receivables                                                        11,515           12,548
Goodwill and other intangible assets                                                          1,063            1,353
Other assets                                                                                 12,456            9,224
Receivable from Automotive                                                                    3,712            3,712
                                                                                           --------         --------
   Total Financial Services assets                                                          189,494          188,224
                                                                                           --------         --------

   Total assets                                                                            $290,291         $276,543
                                                                                           ========         ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Automotive
Trade payables                                                                             $ 17,312         $ 15,677
Other payables                                                                                3,043            4,227
Accrued liabilities                                                                          25,988           24,340
Debt payable within one year                                                                    241              302
                                                                                           --------         --------
   Total current liabilities                                                                 46,584           44,546

Long-term debt                                                                               13,809           13,492
Other liabilities                                                                            35,222           30,868
Deferred income taxes                                                                           361              362
Payable to Financial Services                                                                 3,712            3,712
                                                                                           --------         --------
   Total Automotive liabilities                                                              99,688           92,980

Financial Services
Payables                                                                                      2,859            1,595
Debt                                                                                        150,764          153,543
Deferred income taxes                                                                        10,122            9,703
Other liabilities and deferred income                                                         9,254            9,326
Payable to Automotive                                                                         1,939              938
                                                                                           --------         --------
   Total Financial Services liabilities                                                     174,938          175,105

Company-obligated mandatorily redeemable preferred and mandatorily T redeemable convertible preferred securities of subsidiary trusts
 holding solely junior subordinated debentures of the Company                                 5,671              672

Stockholders' equity
Capital stock
 Preferred Stock, par value $1.00 per share (aggregate liquidation
  preference of $177 million)                                                                     *                *
 Common Stock, par value $0.01 per share (1,837 million shares issued)                           18               18
 Class B Stock, par value $0.01 per share (71 million shares issued)                              1                1
Capital in excess of par value of stock                                                       5,868            6,001
Accumulated other comprehensive income                                                       (2,932)          (5,913)
ESOP loan and treasury stock                                                                 (2,570)          (2,823)
Earnings retained for use in business                                                         9,609           10,502
                                                                                           --------         --------
   Total stockholders' equity                                                                 9,994            7,786
                                                                                           --------         --------

   Total liabilities and stockholders' equity                                              $290,291         $276,543
                                                                                           ========         ========

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* Less than $1 million
The accompanying notes are part of the financial statements.

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                       Ford Motor Company and Subsidiaries

                 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                 ----------------------------------------------

                  For the Periods Ended June 30, 2002 and 2001
                                  (in millions)


                                                                                First Half 2002              First Half 2001
                                                                          ---------------------------- -----------------------------
                                                                                          Financial                    Financial
                                                                           Automotive     Services      Automotive      Services
                                                                          ------------ --------------- ------------- ---------------
                                                                                 (unaudited)                   (unaudited)

Cash and cash equivalents at January 1                                      $ 4,079      $ 3,139         $ 3,374      $  1,477

Cash flows from operating activities before
 securities trading                                                           8,109        8,592           6,336         6,995
Net sales/(purchases) of trading securities                                  (3,766)         (60)            482          (148)
                                                                            -------      -------         -------      --------
   Net cash flows from operating activities                                   4,343        8,532           6,818         6,847

Cash flows from investing activities
 Capital expenditures                                                        (2,938)        (300)         (2,586)         (230)
 Acquisitions of receivables and lease investments                                -      (43,444)              -       (48,003)
 Collections of receivables and lease investments                                 -       28,199               -        26,132
 Net acquisitions of daily rental vehicles                                        -       (1,896)              -        (2,362)
 Purchases of securities                                                     (1,030)        (320)        (10,729)         (485)
 Sales and maturities of securities                                             898          268          12,059           476
 Proceeds from sales of receivables and lease investments                         -       19,430               -        10,141
 Net investing activity with Financial Services                                  29            -            (460)            -
 Cash paid for acquisitions                                                     (67)           -          (1,868)         (742)
 Other                                                                            -          425             366           (35)
                                                                            -------      -------         -------      --------
   Net cash (used in)/provided by investing activities                       (3,108)       2,362          (3,218)      (15,108)

Cash flows from financing activities
 Cash dividends                                                                (369)           -          (1,107)            -
 Net sales/(purchases) of Common Stock                                           92            -          (1,322)            -
 Proceeds from mandatorily redeemable convertible
  preferred securities                                                        4,900            -               -             -
 Changes in short-term debt                                                     (91)      (9,032)            (70)       (2,375)
 Proceeds from issuance of other debt                                           265       12,426             346        25,028
 Principal payments on other debt                                              (691)     (13,981)           (368)      (13,791)
 Net financing activity with Automotive                                           -          (29)              -           460
 Other                                                                          (14)         (44)            170          (362)
                                                                            -------      -------         -------      --------
   Net cash (used in)/provided by financing activities                        4,092      (10,660)         (2,351)        8,960

Effect of exchange rate changes on cash                                          75          249             (20)         (193)
Net transactions with Automotive/Financial Services                          (1,001)       1,001             100          (100)
                                                                            -------      -------         -------      --------

   Net increase in cash and cash equivalents                                  4,401        1,484           1,329           406
                                                                            -------      -------         -------      --------

Cash and cash equivalents at June 30                                        $ 8,480      $ 4,623         $ 4,703      $  1,883
                                                                            =======      =======         =======      ========
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The accompanying notes are part of the financial statements.